Madison Strategic Sector Premium Fund

550 Science Drive

Madison, WI 53711

Notice of Annual Meeting of Shareholders
To be held on July 28, 2011

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), of the Madison Strategic Sector Premium Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 550 Science Drive, Madison, WI 53711, on Thursday, July 28, 2011, at 10:00 a.m. (Central time).  The Annual Meeting is being held for the following purposes:

1.	To elect two Trustees as Class III Trustees to serve until the Fund’s 2014 annual meeting of shareholders or until their successors shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

The Board has fixed the close of business on June 7, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

By order of the Board of Trustees

(signature)

Holly S. Baggot, Secretary of the Fund
Madison, Wisconsin
June 14, 2011

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please vote by telephone, internet or mail.  If voting by mail, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope.  If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted.  Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card (or vote by telephone or through the internet pursuant to the instructions contained on the proxy card) today.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Madison Strategic Sector Premium Fund
Proxy Statement
For
Annual Meeting of Shareholders
To Be Held on July 28, 2011

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), of the Madison Strategic Sector Premium Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Thursday, July 28, 2011, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711 at 10:00 a.m. (Central time).

This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don't understand, please contact us at our toll-free number, 800-767-0300.

If you attend the annual meeting and wish to vote in person, you will be able to do so and your vote at the annual meeting will revoke any proxy you may have submitted. Merely attending the annual meeting, however, will not revoke any previously submitted proxy.

The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.

This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to the Fund’s shareholders on or about June 14, 2011.

•	Why is a shareholder meeting being held?

Because the common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “MSP”, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

Shareholders of the Fund are being asked to elect two Trustees as Class III Trustees (Messrs. Frank E. Burgess and Lorence D. Wheeler are the nominees) to serve until the Fund’s 2014 annual meeting of shareholders or until their successors shall have been elected and qualified (the “Proposal”).

•	Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Thursday, July 28, 2011, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

•	How does the Board recommend that shareholders vote on the proposal?

The Board recommends that you vote “for” the Proposal.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 7, 2011 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote.

•	How do you vote your shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your shares will be represented at the Annual Meeting.  If you attend the Annual Meeting and wish to vote in person, you will be able to do so.  You may contact Pam Krill at 608-274-0300 to obtain directions to the site of the Annual Meeting.  Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

•	How many shares of the Fund were outstanding as of the Record Date?

At the close of business on the Record Date, the Fund had 5,798,291 Common Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.  Shareholders of the Fund are being asked to elect two Trustees as Class III Trustees (Messrs. Frank E. Burgess and Lorence D. Wheeler are the nominees) to serve until the Fund’s 2014 annual meeting of shareholders or until their successors shall have been elected and qualified.

Composition of the Board of Trustees.  The Trustees of the Fund are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Shareholders are being asked to elect Mr. Frank E. Burgess and Mr. Lorence D. Wheeler as the Class III Trustees at the Annual Meeting.  Assuming the nominees are elected at the Annual Meeting, the Board will be constituted as follows:

Class I Trustee.  Mr. Philip E. Blake is the sole Class I Trustee. It is currently anticipated that the Class I Trustee will next stand for re-election at the Fund’s 2012 annual meeting of shareholders.

Class II Trustees.  Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the Class II Trustees.   It is currently anticipated that the Class II Trustees will next stand for re-election at the Fund’s 2013 annual meeting of shareholders.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Class III Trustees.  Mr. Frank E. Burgess and Mr. Lorence D. Wheeler are the Class III Trustees.  Messrs. Burgess and Wheeler are standing for election at the Annual Meeting.  It is currently anticipated that the Class III Trustees will stand for re-election at the Fund’s 2014 annual meeting of shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. The Class III Trustees will hold office for three years or until their successors shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms. The Class III Trustee nominees are currently Trustees of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class III Trustee nominees named above. The Class III Trustee nominees have indicated that they have consented to serve as Trustees if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees.  Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The “interested” Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”), or MAM’s parent company, Madison Investment Holdings, Inc. (“MIH”) (MAM and MIH are collectively referred to herein as “Madison”) and comply with the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (the “Independent Trustees”). The Fund is part of a fund complex (referred to herein as the “Fund Complex”) comprised of 43 open-end (mutual) funds and the Fund, a closed-end fund. The business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since 2005(2)	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	44
Madison Newspapers, Inc., 1993 – Present; Meriter Hospital & Health Services, 2000 – Present; Edgewood College, 2003 – Present (Chairman of the Board, 2010 – Present); Nerites Corporation (technology company), 2004 – Present;
Madison Mosaic Funds (13 mutual funds), 2001– Present; MEMBERS Mutual Funds (13 mutual funds), 2009 – Present; Ultra Series Fund (17 mutual funds), 2009 – Present

James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since 2005(2)	Chairman and CEO of First Weber Group, Inc. (real estate brokers), Madison, WI, 1996 – Present	44
Park Bank, 1978 – Present;
Madison Mosaic Funds (13 mutual funds), 1996 – Present; Madison/ Claymore Covered Call and Equity Strategy Fund (1 closed end fund), 2005 – Present; MEMBERS Mutual Funds (13 mutual funds), 2009 – Present; Ultra Series Fund (17 mutual funds), 2009 – Present

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Lorence D. Wheeler(1) 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Since 2005(2)	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present; Madison Mosaic Funds (13 mutual funds), 1996 – Present;
Madison/Claymore Covered Call and Equity Strategy Fund (1 closed end fund), 2005 – Present; MEMBERS Mutual Funds (13 mutual funds), 2009 – Present; Ultra Series Fund (17 mutual funds), 2009 – Present

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held
Frank E. Burgess(1),(4) 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Since 2005(2)	President and Executive Director of MIH, 2010 – Present; Managing Director and President of MIH, 1973 – 2010 President and Executive Director of MAM, 2010 – Present; President of MAM, 2004 – 2010	14
Madison Mosaic Funds (13 mutual funds), 1996 – Present; Madison/Claymore Covered Call & Equity Strategy Fund, 2005  – Present; Capitol Bank of Madison, WI, 1995 – Present; American Riviera Bank of Santa Barbara, CA, 2006 – Present

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Katherine L. Frank (4) 550 Science Drive Madison, WI 53711 Born 1960	Trustee(2) and President	President since 2005, Trustee since 2006(2)	Chief Operating Officer and Executive Director of MIH, 2010 – Present; Managing Director and Vice President of MIH, 1986 – 2010 Executive Director and Chief Operating Officer of MAM, 2010 – Present; Vice President of MAM, 2004 – 2010	38
Madison Mosaic Funds (all but Equity Trust, for a total of 7 mutual funds), 2001 – Present; Madison
Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13 mutual funds), 2009 – Present; Ultra Series Fund (17 mutual funds), 2009 – Present

___________________
(1) Nominee for election as a Trustee at the Annual Meeting.
(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he or she serves.
(3) The Fund Complex is comprised of 43 open-end (mutual) funds and the Fund, a closed-end fund.
(4) Each of Mr. Burgess and Ms. Frank serve as an officer of MAM.  Since MAM serves as the investment adviser to the Fund, each of these individuals is considered an “interested person” of the Fund as the term is defined in the 1940 Act.

Officers.  The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Holly S. Baggot 550 Science Drive Madison, WI 53711 Born 1960	Secretary and Assistant Treasurer	Indefinite Term since March 2010
Vice President of MAM, 2009 – Present, and of MIH, April 2010 – Present

Secretary and Assistant Treasurer, Madison Mosaic Funds (13 mutual funds), 2009 – Present; Secretary (1999 – Present), Assistant Treasurer (2009 – Present) of MEMBERS Mutual Funds (13 mutual funds) and Ultra Series Fund (17 mutual funds)

 Director-Mutual Funds of MEMBERS Capital Advisors, Inc. (investment advisory firm), Madison, WI, 2008 – 2009, and Director-Mutual Fund Operations, 2006 – 2008, and Operations Officer-Mutual Funds, 2005 – 2006

Ray DiBernardo 550 Science Drive Madison, WI 53711 Born 1962	Vice President	Indefinite Term since March 2005	Vice President of MIH, 2003 – Present, and of MAM, April 2010 – Present
Greg D. Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer	Indefinite Term since March 2005
Vice President of MIH 1999 – Present, and of  MAM, 2009 – Present

Treasurer of Madison Mosaic Funds (13 mutual funds), 2009 – Present, and Chief Financial Officer, 1999 – 2009; Vice President of Madison/Claymore Covered Call and Equity Strategy Fund, 2008 – Present; Treasurer of  MEMBERS Mutual Funds (13 mutual funds) and Ultra Series Fund (17 mutual funds), 2009 – Present

Pamela M. Krill 550 Science Drive Madison, WI 53711 Born 1966	General Counsel, Chief Legal Officer and Assistant Secretary	Indefinite Term since March 2010
General Counsel and Chief Legal Officer of Madison, 2009 – Present; General Counsel, Chief Legal Officer and Assistant Secretary of Madison Mosaic Funds (13 mutual funds), MEMBERS Mutual Funds (13 mutual funds) and Ultra Series Fund (17 mutual funds), 2009 – Present
Managing Associate General Counsel-Securities & Investments Group of CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, 2007 – 2009

Shareholder, Securities Practice Group, of Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, 1994-2007

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Paul Lefurgey 550 Science Drive Madison, WI 53711 Born 1964	Vice President	Indefinite Term since March 2010
Managing Director and Head of Fixed Income Investments of MIH, 2005 – Present, and of April MAM, 2010 – Present

Vice President, Madison Mosaic Funds (13 mutual funds), MEMBERS Mutual Funds (13 mutual funds) and Ultra Series Fund (17 mutual funds), 2009 – Present

W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Chief Compliance Officer, Corporate Counsel, and Assistant Secretary	Indefinite Term since March 2005
Chief Compliance Officer and Corporate Counsel of Madison, 2009 – Present, and General Counsel and Chief Compliance Officer, 1996 – 2009

Principal of Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIH), 1998 – Present

Secretary, General Counsel, and Chief Compliance Officer of Madison Mosaic Funds (13 mutual funds), 1992 – 2009, and Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present; Chief Compliance Officer, Corporate Counsel and Assistant Secretary of MEMBERS Mutual Funds (13 mutual funds) and Ultra Series Fund (17 mutual funds), 2009 – Present

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since March 2005
Chief Investment Officer and Executive Director of  Madison, 2010 – Present; Managing Director and Vice President of MIH, 1990 – 2010

Vice President, Madison Mosaic Funds (13 mutual funds), 1996 – Present; Vice President, Madison/Claymore Covered Call and Equity Strategy Fund (1 closed end fund), 2005 – Present; Vice President,  MEMBERS Mutual Funds (13 mutual funds) andUltra Series Fund (17 mutual funds), 2009 – Present

Board Qualifications.  The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement.  Mr. Burgess is the founder and President of Madison and has over 30 years of experience in the investment management business, while Ms. Frank has been with Madison for more than 20 years and has held executive management positions during her tenure with the firm.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Ms. Frank and Mr. Burgess are the sole members of the Board who are considered “interested” under the 1940 Act.  Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Fund and the Board’s oversight function with respect thereto.  They use this collective experience to serve the Fund for the benefit of Fund shareholders.  Moreover, each of the Independent Trustees has served in such capacity since the Fund’s inception and, as a result, bring substantial and material experience and expertise to their continued roles as Trustees of the Fund.

Board Committees.  The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board currently has two standing committees:  the Audit Committee and the Nominating and Governance Committee.

Audit Committee.  The Board has an Audit Committee, composed of Philip E. Blake, James R. Imhoff, Jr. (Chair) and Lorence D. Wheeler.  In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund; (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61; (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm; and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 14, 2010 (the “Audit Committee Charter”).  In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement.   The Fund’s Audit Committee Charter was filed in 2010 as Attachment A to the Fund’s Proxy Statement.  It is also available on the Fund’s website at www.madisonfunds.com.  You may request a hard copy of the charter by calling the Fund toll-free at 800-767-0300.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee, which is composed of Philip E. Blake, James R. Imhoff, Jr., and Lorence D. Wheeler (Chair), each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on October 21, 2009.  In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement.  The Fund’s Nominating and Governance Committee Charter was filed in 2010 as Attachment B to the Fund’s Proxy Statement.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter.  The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science  Drive, Madison, Wisconsin 53711.

The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board and the Nominating and Governance Committee.

Leadership Structure of the Board.  The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegiate atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance.  The Board has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

The Board’s Audit Committee and the Board as a whole considers risks in connection with a variety of matters during its regular quarterly review of Fund operations in conjunction with Madison, Fund counsel, independent counsel, and the Fund’s Chief Compliance Officer.  The Board’s committee structure requires an Independent Trustee to serve as chairman of each committee, including the Audit Committee.

Given the small size of the Board, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Shareholders Communications with the Board.  Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Beneficial Ownership of Securities.  As of June 7, 2011, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:
Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex(1)
Independent Trustees
Philip E. Blake	$10,001-$50,000	Over $100,000
James R. Imhoff, Jr.	$50,001 - $100,000	Over $100,000
Lorence D. Wheeler	$50,001 - $100,000	Over $100,000
Interested Trustees
Frank E. Burgess	Over $100,000	Over $100,000
Katherine L. Frank	$10,001-$50,000	Over $100,000
___________________
(1) The Fund Complex is comprised of 43 open-end (mutual) funds and the Fund, a closed-end fund.

As of June 7, 2011, each Trustee and the Trustees and officers of the Fund as a group owned approximately 1% of the outstanding shares of the Fund.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Board Meetings.  Four meetings of the Board were held during the Fund’s fiscal year ended December 31, 2010. Four meetings of the Fund’s Audit Committee and the Fund’s Nominating and Governance Committee were also held during the Fund’s fiscal year ended December 31, 2010.  Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he or she serves) held during the Fund’s last fiscal year ended December 31, 2010.  It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.

Trustee Compensation.  The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates. The following table provides information regarding the compensation of the Fund’s Trustees for its most recently completed fiscal year. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.

The Fund’s Trustees were compensated as follows:
Trustee	Aggregate Estimated Compensation from the Fund	Total Estimated Compensation from the Fund and Fund Complex(1) Paid to Trustees
Philip Blake	$6,000	$66,000
Frank E. Burgess	$0	$0
Katherine L. Frank	$0	$0
James R. Imhoff, Jr.	$6,000	$66,000
Lorence D. Wheeler	$6,000	$66,000
___________________
(1) As of the date of this Proxy Statement, the Fund Complex was comprised of 43 open-end (mutual) funds and the Fund, a closed-end fund.

 Shareholder Approval.  The affirmative vote of a majority of the Common Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the proposal.  The holders of Common Shares have equal voting rights (i.e., one vote per Common Share). Votes withheld and abstentions will have the same effect as votes against the Proposal, and “broker non-votes” (i.e., Commons Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.

Board Recommendation

THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

ADDITIONAL  INFORMATION

Expenses of Proxy Solicitation.  The cost of soliciting proxies will be borne by the Fund, subject to the overall cap on Fund expenses beyond which costs are borne by Madison. In addition, certain officers of the Fund and/or employees of Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will reimbursed by the Fund for such out-of-pocket expenses.

Further Information About Voting and the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Common Shares will be represented at the Annual Meeting.  Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

If you attend the Annual Meeting and wish to vote in person, you will be able to do so.  You may contact Pam Krill at 608-274-0300 to obtain directions to the site of the Annual Meeting.

The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting.  The holders of a majority of the Common Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of the Proposal.  Votes withheld and abstentions will be counted as present for quorum purposes; however, “broker non-votes” will not be counted as present for quorum purposes.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on June 7, 2011 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

Investment Adviser.  Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., is the Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of the Fund’s assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as subadviser for one other closed-end investment company and as investment adviser to individuals, corporations, pension funds, endowments, insurance companies and mutual funds with approximately $15 billion in assets under management among all such entities as of December 31, 2010.

Administrator.  Madison Investment Advisors, LLC (a wholly-owned subsidiary of MAM) performs certain accounting and other administrative services for the Fund pursuant to a Services Agreement.

Independent Registered Public Accounting Firm.  Grant Thornton, LLP (“GT”) has been selected as the independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of the Fund for and during the Fund’s current fiscal year. The Fund does not know of any direct or indirect financial interest of GT in the Fund.  Representatives of GT will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees.  The aggregate fees billed to the Fund by GT for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal years ended December 31, 2010 and December 31, 2009 were $20,000 and $22,700, respectively.

Audit-Related Fees. The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2010 and 2009 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). GT did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such period.

Tax Fees.  The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2010 and 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $0 and $0, respectively (such fees relate to tax services provided by GT in connection with the Fund’s tax calculations and tax-related advice for planning purposes). GT did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such period.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

All Other Fees. Other than those services described above, GT did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2010 and 2009.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by GT for the Fund’s fiscal years ended December 31, 2010 and 2009 for services rendered to the Fund were $0 and $0, respectively.  In addition, the aggregate non-audit fees billed by GT for the Fund’s fiscal years ended December 31, 2010 and 2009 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund were $0 and $0, respectively.

Audit Committee Approval Policies and Procedures. The Audit Committee of the Fund most recently adopted Pre-Approval Policies and Procedures, which are attached to the Audit Committee Charter of the Fund accompanying this Proxy Statement, at a meeting held on May 14, 2010. The Audit Committee of the Fund has approved all audit and non-audit services provided by GT to the Fund, and all non-audit services provided by GT to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund.  None of the services described above for the Fund’s fiscal years ended December 31, 2010 and 2009 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.

Principal Shareholders.  As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

"Section 16(a)" Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2010, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Policy of the Fund.  The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).  The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals.  Shareholder proposals intended for inclusion in the Fund’s Proxy Statement in connection with the Fund’s 2012 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by February 15, 2012.  In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than April 30, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 28, 2011.  This Proxy Statement is available on the Internet at www.madisonfunds.com/MSPproxy.htm.

Madison Strategic Sector Premium Fund
Annual Meeting July 28, 2011

Other Matters.  Fund management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
In the event a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

(signature)

Holly S. Baggot, Secretary of the Fund
June 14, 2011

Proxy Card

Madison Strategic Sector Premium Fund
550 SCIENCE DRIVE
MADISON, WISCONSIN 53711

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING ON JULY 28, 2011

Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Thursday, July 28, 2011, at 10:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

SEE REVERSE SIDE: If you wish to vote in accordance with the Board of Trustees’ recommendations, just sign and date on the reverse side. You need not mark any boxes.

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

Madison Strategic Sector Premium Fund
Annual Meeting Proxy Card
Solicited on Behalf of the Board of Trustees

[Shareholder name and address]

A.           Proposals to be Voted On:

1.           Election of Trustees - The Board of Trustees recommends a vote FOR the nominees listed below:

1 –Frank E. Burgess*                                                              For [   ]  Withhold [  ]

2 – Lorence D. Wheeler*                                                            For [   ]  Withhold [  ]

*The Board of Trustees recommends a vote FOR the election of the identified Class III trustees of the Madison Strategic Sector Premium Fund to serve until the Fund's 2014 Annual Meeting of Shareholders or until their successors shall have been elected and qualified.

2.           Other Business - To transact such other business as may properly come before theAnnual Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated, the Proxyholders will have authority to vote FOR the election of the named trustees.  In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

B.            Non-Voting Items

Change of Address — Please print new address below.
[                                ]

C.           Authorized Signatures - Sign Here - This section must be completed for yourinstructions to be executed.

Please complete, sign, date and return this proxy card promptly using theenclosed reply envelope.

Please sign exactly as your name appears herein.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please givefull title as such.

Signature 1 - Please keep signature within the box
[                          ]
Signature 2 - Please keep signature within the box
[                          ]
Date (mm/dd/yyyy)
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]

Madison Strategic Sector Premium Fund
Annual Meeting to be held on 07/28/11 at 10:00 A.M. CDT for holders as of 06/7/11

(control number)

CUSIP 558268108

1.  Election of Trustees

Board of Trustees Recommend a vote for election of the following nominees:

01-Frank E. Burgess

02-Lorence D. Wheeler

[  ]           For all nominees

[  ]           Withhold all nominees

[  ]           Withhold authority to vote for any individual nominee.  Writenumber(s) ofnominees(s) below.

Use number only ________________

Please indicate your proposal selection by firmly placing and "X" in the appropriate numbered box with blue or black ink only [X]

See voting instruction no 1 on reverse

2.  Other Business

Such other business as may properly come before the meeting or any adjournment thereof.

(account number)

(client number)

Place "X" here if you plan to attend and vote your shares at the meeting [  ]

Broadridge

51 Mercedes Way

Edgewood NY 11717

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy.   Check the box to the right if you want to receive future proxy materials by mail at no cost to you.  Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.  [   ]

Madison Asset Management, LLC

550 Science Drive

Madison, WI

53711

_______________________________    ____________

Signatures                                                   Date

VOTING INSTRUCTIONS

To Our Clients:

We have been requested to forward to you the enclosed proxy material relative to securities held by us in your name.  Such securities can be voted only by us as the holder of record.  We shall be pleased to vote your securities in accordance with your wishes.  If you will execute the form and return it to us promptly in the enclosed business envelope, it is understood that if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Trustees on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions can be determined by referring to the applicable voting instruction number indicated on the face of your form.

Voting Instruction Number 1 - We urge you to send in your instructions so that we may vote your securities in accordance with your wishes.  However, the rules of the New York Stock Exchange provide that if instructions are not received from you prior to the issuance of the first vote, the proxy may be given at discretion by the holder of record of the securities on the tenth day, if the proxy material was mailed at least 15 days prior to the meeting date, or on the fifteenth day, if proxy material was mailed 25 days or more prior to the meeting date.  If you are unable to communicate with us by such date, we will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

Voting Instruction Number 2 - We wish to call your attention to the fact that under the Rules of the New York Stock Exchange, we cannot vote your securities on one or more of the matters to be acted upon at the meeting without your specific voting instructions.  If we do not hear from you prior to the issuance of the first vote, we may vote your securities in our discretion to the extent permitted by the rules of the Exchange (i.e., on the tenth day, if the proxy material was mailed at least 15 days prior to the meeting date, or on the fifteenth day, if proxy material was mailed 25 days or more prior to the meeting date).  If you are unable to communicate with us by such date, we will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

Voting Instruction Number 3 - In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions.   Please date, sign and return your voting instructions to us promptly in the return envelope provided.

Voting Instruction Number 4  Reminder - We have previously sent you proxy soliciting material pertaining to the meeting of shareholders of the company indicated.

According to our latest records, we have not as yet received your voting instructions on the matters to be considered at this meeting and the company has requested us to communicate with you in an endeavor to have your securities voted.

The voting instructions request pertains to securities carried by us in your accounts but not registered in your name.  Such securities can be voted only by us as the holder of record of the securities.  Please date, sign and return your voting instructions to us promptly in the return envelope provided.

Should you wish to attend the meeting and vote in person, please check the box on the front of this form for this purpose.  A legal proxy covering your securities will be issued to you.